                     FIRST FINANCIAL CARIBBEAN CORPORATION

                                  $75,000,000

                           ___% Senior Notes Due 2006


                             UNDERWRITING AGREEMENT



                               September   , 1996


BT Securities Corporation
One Bankers Trust Plaza
130 Liberty Street
New York, New York  10006

Dear Sirs:

          First Financial Caribbean Corporation, a Puerto Rico corporation (the "Company"), hereby confirms its agreement with you (the "Underwriter"), as set forth below.

          1. The Securities. Subject to the terms and conditions herein contained, the Company proposes to issue and sell to the Underwriter $75,000,000 aggregate principal amount of its ___% Senior Notes Due 2006 (the "Securities"). The Securities are to be issued under an indenture (the "Indenture") by and between the Company and Bankers Trust Company, as trustee (the "Trustee").

          2. Representations and Warranties of the Company. The Company represents and warrants to and agrees with the Underwriter that:

          (a)  A registration statement on Form S-3 (File No.  33-[     ]) with
respect to the Securities, including a related preliminary prospectus, has been filed by the Company with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Act"). The Company has filed one or more amendments thereto, including the related preliminary prospectus, each of which has previously been furnished to the Underwriter. After the execution of this Agreement, the Company will file with the Commission either (i) if such registration statement, as it may have been amended, has been declared by the Commission to be effective under the Act, a prospectus in the form most recently included in an amendment to such registration statement (or, if no such amendment has been filed, in such registration statement), with such changes or insertions as are required by Rule 430A under the Act or permitted by Rule 424(b) under the Act and as have been provided to and approved by the Underwriter prior to the execution of this Agreement, or (ii) if such registration statement, as it may have been amended, has not been declared by the Commission to be effective under the Act, an amendment to such registration statement, including a form of prospectus, a copy of which amendment has been furnished to and approved by the Underwriter prior to the execution of this Agreement. As used in this Agreement, the term "Registration Statement" means such registration statement on Form S-3, as amended at the time when it was or is declared effective, including all financial schedules and exhibits thereto and documents incorporated therein by reference and including any information omitted therefrom pursuant to Rule 430A under the Act and included in the Prospectus (as hereinafter defined); the term "Preliminary Prospectus" means each preliminary prospectus filed with such registration statement or any amendment thereto (including the prospectus, subject to completion, if any, included in the Registration Statement or any amendment thereto at the time it was or is declared effective); and the term "Prospectus" means the prospectus first filed with the Commission pursuant to Rule 424(b) under the Act or, if no prospectus is required to be filed pursuant to said Rule 424(b), such term means the prospectus included in the Registration Statement. Any reference herein to any preliminary prospectus, the Prospectus or any amendment or supplement thereto shall be deemed to refer to and include the documents incorporated therein by reference pursuant to Item 12 of Form S-3 under the Act, as of the date of such preliminary prospectus or Prospectus, as the case may be, and any reference herein to the terms "amend," "amendment" or "supplement" with respect to any preliminary prospectus or the Prospectus shall be deemed to refer to and include any documents filed with the Commission after such date under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder (collectively, the "Exchange Act"), and so incorporated by reference (all such incorporated documents being herein called the "Incorporated Documents").

            (b) The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus. When any Preliminary Prospectus or each Incorporated Document was filed with the Commission it (i) contained all statements required to be stated therein in accordance with, and complied in all material respects with the applicable requirements of, the Act and the rules and regulations of the Commission thereunder (the "Rules and Regulations") and the Exchange Act and the rules and regulations of the Commission thereunder and (ii) did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made not misleading. When the Registration Statement or any amendment thereto was or is declared effective, it (i) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act and the Rules and Regulations and the Exchange Act and (ii) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading. When the Prospectus or any amendment or supplement thereto is filed with the Commission pursuant to Rule 424(b) (or, if the Prospectus or such amendment or supplement is not required to be so filed, when the Registration Statement or the amendment thereto containing such amendment or supplement to the Prospectus was or is declared effective) and on the Closing Date (as hereinafter defined), the Prospectus, as amended or supplemented at any such time, (i) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act, the Rules and Regulations and the Exchange Act and the rules and regulations of the Commission thereunder, and (ii) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing provisions of this paragraph (b) do not apply to statements or omissions made in any Preliminary Prospectus, the Registration Statement or any amendment thereto or the Prospectus or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by the Underwriter specifically for use therein, or to the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder of, the Trustee filed as exhibits to the Registration Statement.

            (c) Each of the Company and its subsidiaries has been duly organized and is validly existing in good standing as a corporation under the laws of its jurisdiction of incorporation, with all requisite corporate power and authority to own its properties and conduct its businesses as now conducted and as described in the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus, and is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions where the ownership or leasing of its properties or the conduct of its businesses requires such qualification, except where the failure to be so qualified could not reasonably be expected to have a material adverse effect on the business, condition (financial or other) or results of operations or prospects of the Company and its subsidiaries, taken as a whole; the Company has the authorized, issued and outstanding capitalization set forth in the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus; the outstanding shares of capital stock of the Company and each of its subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights; and except as disclosed in the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus, all of the outstanding shares of capital stock of the Company and each of its subsidiaries are owned free and clear of all liens, encumbrances, equities and claims or restrictions on transferability (other than those imposed by the Act and the securities or "Blue Sky" laws of certain jurisdictions) or voting. Except for the stock of the subsidiaries, a partnership interest in Puerto Rico Island Rental Limited Dividend Partnership, SE, and the common stock of the Federal Home Loan Bank of New York and the Federal National Mortgage Association, the Company does not own, directly or indirectly, any shares of stock or any other equity or long-term debt securities or have any equity interest in any firm, partnership, joint venture or other entity. No holders of securities of the Company are entitled to have such securities registered under the Registration Statement, except where such rights have been waived. The Company is registered as a unitary savings and loan holding company under the Home Owners Loan Act of 1933 ("HOLA") and is and at the Closing Date will be in good standing with the Office of Thrift Supervision ("OTS"). The only subsidiaries of the Company are those listed on Exhibit A hereto.

            (d) The Securities have each been duly authorized by the Company and, when the Securities are executed by the Company and authenticated by the Trustee in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriter in accordance with the terms of this Agreement, the Securities will be entitled to the benefits of the Indenture and will constitute valid and legally binding obligations of the Company enforceable in accordance with their respective terms, except that the enforcement thereof may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought. The Company has all requisite corporate power and authority to execute, deliver and perform its obligations under the Indenture; the Indenture has been duly authorized by the Company and qualified under the Trust Indenture Act and, when executed and delivered by the Company (assuming the due authorization, execution and delivery by the Trustee), will constitute a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except that the enforcement thereof may be subject to

(i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity and the discretion of the court before which any proceeding therefor may be brought.

            (e) The Company has all requisite corporate power and authority to enter into this Agreement, to issue and deliver the Securities and to consummate the transactions contemplated thereby. This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company and is enforceable against the Company in accordance with the terms hereof, except as rights to indemnity and contribution may be limited by federal or state securities laws or the public policy underlying such laws. No consent, approval, authorization or order of any court or governmental agency or body is required for the performance of this Agreement by the Company or the consummation by the Company of the transactions contemplated hereby, except such as have been obtained and such as may be required under state securities or "Blue Sky" laws in connection with the purchase and distribution of the Securities by the Underwriter. Neither the Company nor any of its subsidiaries is (i) in violation of its certificate of incorporation or bylaws, (ii) in violation of any statute, judgment, decree, order, rule or regulation applicable to the Company or any of its subsidiaries, which violation could reasonably be expected to have a material adverse effect on the business, condition (financial or otherwise), results of operations or prospects of the Company and its subsidiaries, taken as a whole, or (iii) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, note, lease, license, franchise agreement, permit, certificate, material contract or other agreement or instrument to which the Company or any of its subsidiaries is a party or to which the Company or any of its subsidiaries is subject, which default could reasonably be expected to have a material adverse effect on the business, condition (financial or other), results of operations or prospects of the Company and its subsidiaries, taken as a whole.

            (f) The execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby will not conflict with or constitute or result in a breach or violation by the Company or any of its subsidiaries of any of (i) the terms or provisions of, or constitute a default by the Company or any of its subsidiaries under, any indenture, mortgage, deed of trust, loan agreement, note, lease, license, franchise agreement, or other agreement or instrument to which the Company or any of its subsidiaries is a party or to which any of them or their respective properties is subject, which conflict, breach, violation or default could reasonably be expected to have a material adverse effect on the business, condition (financial or other), results of operations or prospects of the Company and its subsidiaries, taken as a whole, (ii) the certificate of incorporation or bylaws of the Company or any of its subsidiaries, or (iii) (assuming compliance with all applicable state securities and "Blue Sky" laws) any statute, judgment, decree, order, rule or regulation of any court or governmental agency or other body applicable to the Company or any of its subsidiaries or any of their properties.

            (g) The audited consolidated financial statements and schedules of the Company and its consolidated subsidiaries included in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) present fairly the consolidated financial position, results of operations and cash flows of the Company and its consolidated subsidiaries at the dates and for the periods to which they relate and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis, except as otherwise stated therein. The unaudited consolidated financial statements and the related notes included in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) present fairly the consolidated financial position, results of operations and cash flows of the Company and its consolidated subsidiaries at the dates and for the periods to which they relate, subject to year-end audit adjustments, and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis, except as otherwise stated therein. Price Waterhouse, which has examined certain of such consolidated financial statements and schedules as set forth in its reports included in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), is an independent public accounting firm as required by the Act and the Rules and Regulations.

            (h) The Company maintains a system of internal accounting control sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorization, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

            (i) Except as described in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), there is not pending or, to the knowledge of the Company, threatened, any action, suit, proceeding, inquiry or investigation to which the Company or any of it subsidiaries is a party, or to which the property of the Company or any of its subsidiaries is subject, before or brought by any court or governmental agency or body, which could reasonably be expected to have a material adverse effect on the business, condition (financial or other), results of operations or prospects of the Company and its subsidiaries, taken as a whole.

            (j) The Company and each of its subsidiaries owns or possesses adequate licenses or other rights to use all patents, trademarks, service marks, trade names, copyrights and know-how necessary to conduct the business now or proposed to be operated by it as described in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), except where the failure to own or possess such right could not reasonably be expected to have a material adverse effect on the business, condition (financial or otherwise), results of operations or prospects of the Company and its subsidiaries, taken as a whole, and neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with (or knows of any such infringement of or conflict with) asserted rights of others with respect to any patents, trademarks, service marks, trade names, copyrights or know-how which, if such assertion of infringement or conflict were sustained, could reasonably be expected to have a material adverse effect on the business, condition (financial or other), results of operations or prospects of the Company and its subsidiaries, taken as a whole.

            (k) The Company and its subsidiaries have obtained all licenses, permits, franchises and other governmental authorizations necessary to conduct the business now or proposed to be operated by it as described in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), the lack of which could reasonably be expected to have a material adverse effect on the business, condition (financial or other), results of operations or prospects of the Company and its subsidiaries, taken as a whole. There are no governmental proceedings or actions pending or threatened for the purpose of suspending, modifying or revoking any such license, permit, franchise or other governmental authorization.

            (l) Subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) and, except as described therein or contemplated thereby, (i) neither the Company nor any of its subsidiaries has incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions, not in the ordinary course of business and (ii) the Company has not purchased any of its outstanding capital stock, nor declared, paid or otherwise made any dividend or distribution of any kind on its capital stock.

            (m) The business, operations and facilities of the Company and its subsidiaries have been and are being conducted in compliance with all applicable laws, ordinances, rules, regulations, licenses, permits, approvals, plans, authorizations or requirements relating to occupational safety and health, or pollution, or protection of health or the environment (including, without limitation, those relating to emissions, discharges, releases or threatened releases of pollutants, contaminants or hazardous or toxic substances, materials or wastes into ambient air, surface water, groundwater or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of chemical substances, pollutants, contaminants or hazardous or toxic substances, materials or wastes, whether solid, gaseous or liquid in nature) of any governmental department, commission, board, bureau, agency or instrumentality of the United States or any state or political subdivision thereof, and all applicable judicial or administrative agency or regulatory decrees, awards, judgments and orders relating thereto, except where failure to so comply could not reasonably be expected to have a material adverse effect on the business, condition (financial or other), results of operations or prospects of the Company and its subsidiaries, taken as a whole; and neither the Company nor any of its subsidiaries has received any notice from any governmental instrumentality or any third party alleging any violation thereof or liability thereunder (including, without limitation, liability for costs of investigating or remediating sites containing hazardous substances and/or damages to natural resources). The intended use and occupancy of each of the facilities owned or operated by the Company and its subsidiaries complies in all material respects with all applicable codes and zoning laws and regulations, and there is no pending or threatened condemnation, zoning change, environmental or other proceeding or action that will in any material respect adversely affect the size of, use of, improvements on, construction on, or access to such facilities.

            (n) There are no legal or governmental proceedings required to be described in the Registration Statement or Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) that are not described therein nor any contracts or other documents required to be described in the Registration Statement or Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) or to be filed as exhibits to the Registration

Statement by the Act or by the Rules and Regulations that have not been described or filed as required. Except as described in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), neither the Company nor any of its subsidiaries is in default under any of the contracts filed as exhibits to the Registration Statement, has received a notice or claim of any such default or has knowledge of any breach of any of the contracts filed as exhibits to the Registration Statement by the other party or parties thereto, except such defaults or breaches as could not reasonably be expected to have a material adverse effect on the business, condition (financial or other), results of operations or prospects of the Company and its subsidiaries, taken as a whole.

            (o) The Company and each of its subsidiaries has filed all necessary federal, Puerto Rico, state and foreign income and franchise tax returns, except where the failure to so file such returns could not reasonably be expected to have a material adverse effect on the business, condition (financial or other), results of operations or prospects of the Company and its subsidiaries, taken as a whole, and has paid all taxes shown as due thereon; and other than tax deficiencies which the Company is contesting in good faith and for which the Company has provided adequate reserves, there is no tax deficiency that has been asserted against the Company or any of its subsidiaries that could reasonably be expected to have a material adverse effect on the business, condition (financial or other), results of operations or prospects of the Company and its subsidiaries, taken as a whole.

            (p) Except as provided in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), there are no consensual encumbrances or restrictions on the ability of any subsidiary of the Company (i) to pay dividends or make any other distributions on such subsidiary's capital stock or to pay any indebtedness owed to the Company or any other subsidiary of the Company, (ii) to make any loans or advances to, or investments in, the Company or any other subsidiary of the Company or (iii) to transfer any of its property or assets to the Company or any other subsidiary of the Company.

            (q)  The Company is in compliance with all provisions of Section
517.075 of Florida Statutes 1987, as amended.

            (r) No statement, representation, warranty or covenant made by the Company in this Agreement or made in any certificate or document required by this Agreement to be delivered to the Underwriter was or will be, when made, inaccurate, untrue or incorrect in any material respect. Each certificate signed by an officer of the Company and delivered to the Underwriter or counsel for the Underwriter shall be deemed to be a representation and warranty by the Company to the Underwriter as to the matters covered thereby.

            (s) Neither the Company nor any agent acting on its behalf has taken or will take any action that might cause this Agreement or the sale of the Securities to violate Regulation G, T, U or X of the Board of Governors of the Federal Reserve System, in each case as in effect, or as the same may hereafter be in effect, on the Closing Date.

            (t) The Company and each of its subsidiaries has good and marketable title to all real property and good title to all personal property described in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) as being owned by it and good and marketable title to a leasehold estate in the real and personal property described in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) as being leased by it (except for those leases of real property in which the Company has good title and that would be marketable but for the requirement that the landlord consent to an assignment or sublease of the lease), free and clear of all liens, charges, encumbrances or restrictions, except, in each case, as described in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) or except to the extent that the failure to have such title or the existence of such liens, charges, encumbrances or restrictions could not reasonably be expected to have a material adverse effect on the business, condition (financial or other), results of operations or prospects of the Company and its subsidiaries, taken as a whole. All leases, contracts and agreements, including those referred to in or filed as exhibits to the Registration Statement, to which the Company or any of its subsidiaries is a party or by which any of them is bound are valid and enforceable against the Company or any such subsidiary, are, to the knowledge of the Company, valid and enforceable against the other party or parties thereto and are in full force and effect with only such exceptions as could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the business, condition (financial or other), results of operations or prospects of the Company and its subsidiaries, taken as a whole.

            (u) Neither the Company nor any of its subsidiaries has violated any federal, Puerto Rico, state or local law relating to discrimination in the hiring, promotion or pay of employees nor any applicable wage or hour laws, nor any provisions of the Employee Retirement Income Security Act of 1974 ("ERISA") or the rules and regulations promulgated thereunder, nor has the Company or any of its subsidiaries engaged in any unfair labor practice, which in each case could reasonably be expected to result, individually or in the aggregate, in a material adverse effect on the business, condition (financial or other), results of operations or prospects of the Company and its subsidiaries taken as a whole. There is (i) no unfair labor practice complaint pending against the Company or any of its subsidiaries or, to the best knowledge of the Company, threatened against any of them, before the National Labor Relations Board or any Puerto Rico, state or local labor relations board, and no grievance or significant arbitration proceeding arising out of or under any collective bargaining agreement is pending against the Company or any of its subsidiaries or, to the best knowledge of the Company, threatened against any of them, (ii) no strike, labor dispute, slowdown or stoppage pending against the Company or any of its subsidiaries or, to the best knowledge of the Company, threatened against the Company or any of its subsidiaries and (iii) to the best knowledge of the Company, no union representation question existing with respect to the employees of the Company or any of its subsidiaries and, to the best knowledge of the Company, no union organizing activities are taking place, except (with respect to any matter specified in clause (i) or (iii) above, individually or in the aggregate) such as could not reasonably be expected to have a material adverse effect on the business, condition (financial or other), results of operations or prospects of the Company and its subsidiaries taken as a whole.

            (v) The Company is not an "investment company" or an affiliated person of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

            (w) Neither the Company nor any of its directors, officers or controlling persons has taken, directly or indirectly, any action designed, or which could reasonably be expected to cause or result, under the Act or otherwise, in, or which has constituted, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

            (x) Neither the Company nor any of its subsidiaries nor, to the Company's best knowledge, any employee or agent of the Company or any subsidiary has made any payment of funds of the Company or any subsidiary or received or retained any funds of the Company or any subsidiary in violation of any law, rule or regulation or of a character required to be disclosed in the Registration Statement and Prospectus (or, if the Prospectus is not in existence, in the most recent Preliminary Prospectus).

            (y) The Securities, the Indenture and this Agreement will conform in all material respects to the descriptions thereof in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).

            (z) The Company meets the requirements for use of Form S-3 under the Rules and Regulations.

            (aa) The deposit accounts of Doral Federal Savings Bank, a Subsidiary of the Company ("Doral Federal") are insured by the Savings Association Insurance Fund of the Federal Deposit Insurance Corporation to the legal maximum, and no proceeding for the termination or revocation of such insurance is pending or threatened. Doral Federal is a member in good standing of the Federal Home Loan Bank of New York.

            (ab) None of the Company, Doral Federal, their affiliates, or any of their respective directors or officers is subject to any order or directive of, or party to any agreement with, any regulatory agency having jurisdiction with respect to its business or operations except as disclosed in the Prospectus (or if the Prospectus is not in existence, in the most recent Preliminary Prospectus).

            3. Purchase, Sale and Delivery of the Securities. On the basis of the representations, warranties, agreements and covenants herein contained and subject to the terms and conditions herein set forth, the Company agrees to issue and sell to the Underwriter, and the Underwriter agrees to purchase from the Company, at ___% of their principal amount, the $________ aggregate principal amount of the Securities. Certificates in definitive form for the Securities that the Underwriter has agreed to purchase hereunder, and in such denomination or denominations and registered in such name or names as the Underwriter requests upon notice to the Company at least 48 hours prior to the Closing Date, shall be delivered by or on behalf of the Company to the Underwriter, against payment by or on behalf of the Underwriter of the purchase price therefor by wire transfer or check of immediately available funds to the account of the Company. Such delivery of and payment for the Securities shall be made at the offices of Cahill Gordon & Reindel, 80 Pine Street, New York, New York 10005, at 10:00 A.M., New York time, on September__, 1996, or at such other place, time or date as the Underwriter and the Company may agree upon or as the Underwriter may determine pursuant to Section 7(a) hereof, such time and date of delivery against payment being herein referred to as the "Closing Date." The Company will make such certificate or certificates for the Securities available for checking and packaging by the Underwriter at the offices in New York, New York of the Underwriter at least 24 hours prior to the Closing Date.

            4. Offering by the Underwriter. After the Registration Statement becomes effective, the Underwriter proposes to offer for sale to the public the Securities at the price and upon the terms set forth in the Prospectus.

            5. Covenants of the Company. The Company covenants and agrees with the Underwriter that:

            (a) The Company will use its best efforts to cause the Registration Statement, if not effective at the time of execution of this Agreement, and any amendments thereto, to become effective promptly. If required, the Company will file the Prospectus and any amendment or supplement thereto with the Commission in the manner and within the time period required by Rule 424(b) under the Act. During any time when a prospectus relating to the Securities is required to be delivered under the Act, (i) the Company will comply with all requirements imposed upon it by the Act, the Rules and Regulations and the Trust Indenture Act to the extent necessary to permit the continuance of sales of or dealings in the Securities in accordance with the provisions hereof and of the Prospectus, as then amended or supplemented, and
(ii) the Company will not file with the Commission the Prospectus or the amendment referred to in the second sentence of Section 2(a) hereof or any amendment or supplement to such Prospectus or any amendment to the Registration Statement of which the Underwriter shall not previously have been advised and furnished a copy for a reasonable period of time prior to the proposed filing and as to which filing the Underwriter shall not have given its consent. The Company will prepare and file with the Commission, in accordance with the Act, the Rules and Regulations and the Trust Indenture Act, promptly upon the reasonable request by the Underwriter or counsel for the Underwriter, any amendments to the Registration Statement or amendments or supplements to the Prospectus that may be necessary or advisable in connection with the distribution of the Securities by the Underwriter, and will use its best efforts to cause any such amendment to the Registration Statement to be declared effective by the Commission promptly. The Company will advise the Underwriter, promptly after it receives notice thereof, of the time when the Registration Statement or any amendment thereto has been filed or declared effective or the Prospectus or any amendment or supplement thereto has been filed and will provide evidence satisfactory to the Underwriter of each such filing or effectiveness.

            (b) The Company will advise the Underwriter, promptly after receiving notice or obtaining knowledge thereof, of (i) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any amendment thereto or any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, or any amendment or supplement thereto, (ii) the suspension of the qualification of the Securities for offering or sale in any jurisdiction, (iii) the institution, threatening or contemplation of any proceeding for any such purpose or (iv) any request made by the Commission for amending the Registration Statement, for amending or supplementing the

Prospectus or for additional information. The Company will use its best efforts to prevent the issuance of any such stop order and, if any such stop order is issued, to obtain the withdrawal thereof as promptly as possible.

            (c) The Company will cooperate with the Underwriter in arranging for the qualification of the Securities for offering and sale under the securities or "Blue Sky" laws of such jurisdictions as the Underwriter may designate and will continue such qualifications in effect for as long as may be necessary to complete the distribution of the Securities; provided, however, that in connection therewith the Company shall not be required to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction.

            (d) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact, or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if for any other reason it is necessary at any time to amend or supplement the Prospectus to comply with the Act or the Rules and Regulations, the Company will promptly notify the Underwriter thereof and, subject to Section 5(a) hereof, will prepare and file with the Commission, at the Company's expense, an amendment to the Registration Statement or an amendment or supplement to the Prospectus that corrects such statement or omission or effects such compliance.

            (e) The Company will, without charge, provide (i) to the Underwriter and to counsel for the Underwriter a signed copy of the registration statement originally filed with respect to the Securities and each amendment thereto (in each case including exhibits thereto) and (ii) so long as a prospectus relating to the Securities is required to be delivered under the Act, as many copies of each Preliminary Prospectus or the Prospectus or any amendment or supplement thereto as the Underwriter may reasonably request.

            (f) The Company, as soon as practicable, will make generally available to holders of the Securities and to the Underwriter consolidated earnings statements of the Company and its subsidiaries (which need not be certified by an independent public accountant) that satisfy the provisions of
Section 11(a) of the Act and Rule 158 thereunder.

            (g) The Company will apply the net proceeds from the sale of the Securities as set forth under "Use of Proceeds" in the Prospectus.

            (h) For and during the period ending on the date no Securities are outstanding, the Company will furnish to the Underwriter copies of all reports and other communications (financial or otherwise) furnished by the Company to the Trustees or the holders of the Securities and, as soon as available, copies of any reports or financial statements furnished to or filed by the Company with the Commission or any national securities exchange on which any class of securities of the Company may be listed.

            (i) Prior to the Closing Date, the Company will furnish to the Underwriter, as soon as they have been prepared, a copy of any unaudited interim consolidated financial statements of the Company for any period subsequent to the period covered by its most recent financial statements appearing in the Registration Statement and Prospectus.

            (j) If, prior to the completion of the distribution of the Securities, the Company commences engaging in business with the government of Cuba or with any person or affiliate located in Cuba after the date the Registration Statement becomes or has become effective with the Securities and Exchange Commission or with the Florida Department of Banking and Finance (the "Department"), whichever date is later, or if the information reported in the Prospectus, if any, concerning the Company's business with Cuba or with any person or affiliate located in Cuba changes in any material way, the Company will provide the Department notice of such business or change, as appropriate, in a form acceptable to the Department.

            6. Expenses. The Company agrees to pay all costs and expenses incident to the performance of its obligations under this Agreement, whether or not the transactions contemplated herein are consummated or this Agreement is terminated pursuant to Section 10 hereof, including all costs and expenses incident to (i) the printing, word processing or other production of documents with respect to the transactions, including any costs of printing the registration statement originally filed with respect to the Securities and any amendment thereto, any Preliminary Prospectus and the Prospectus and any amendment or supplement thereto, and any "Blue Sky" memoranda, (ii) all arrangements relating to the delivery to the Underwriter of copies of the foregoing documents, (iii) the fees and disbursements of the counsel, the accountants and any other experts or advisors retained by the Company, (iv) preparation (including printing), issuance and delivery to the Underwriter of the Securities, including trustee's fees, (v) the qualification of the Securities under state securities and "Blue Sky" laws, including filing fees and reasonable fees and disbursements of counsel for the Underwriter relating thereto, (vi) the filing fees of the Commission and the National Association of Securities Dealers, Inc. relating to the Securities, (vii) expenses of the Company in connection with any meetings with prospective investors in the Securities,
(viii) fees and expenses of the Trustees, including reasonable fees and expenses of counsel, and (ix) any fees charged by investment rating agencies for the rating of the Securities. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriter set forth in Section 7 hereof is not satisfied, because this Agreement is terminated pursuant to Section 10 hereof or because of any failure, refusal or inability on the part of the Company to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder other than by reason of a default by the Underwriter, the Company will reimburse the Underwriter upon demand (accompanied by documentation) for all out-of-pocket expenses (including reasonable counsel fees and disbursements) that shall have been incurred by the Underwriter in connection with the proposed purchase and sale of the Securities.

            7. Conditions of the Underwriter' Obligations. The obligation of the Underwriter to purchase and pay for the Securities shall, in their sole discretion, be subject to the following conditions:

            (a) If the registration statement originally filed with respect to the Securities or any amendment thereto filed prior to the Closing Date has not been declared effective as of the time of execution hereof, the Registration Statement or such amendment shall have been declared effective not later than 10:00 a.m., New York City time, on the date on which the amendment to the registration statement originally filed with respect to the Securities or to the Registration Statement, as the case may be, containing information regarding the initial public offering price of the Securities has been filed with the Commission, or such later time and date as shall have been consented to by the Underwriter; if required, the Prospectus and any amendment or supplement thereto shall have been filed in accordance with Rule 424(b) under the Act; no stop order suspending the effectiveness of the Registration Statement or any amendment thereto or the qualification of the Indenture under the Trust Indenture Act shall have been issued and no proceedings for those purposes shall have been instituted or, to the knowledge of the Company or the Underwriter, threatened or be contemplated by the Commission; and the Company shall have complied with or satisfactorily responded to any request of the Commission for additional information.

            (b) The Underwriter shall have received an opinion in form and substance satisfactory to the Underwriter and its counsel, dated the Closing Date, of Pietrantoni Mendez & Alvarez, counsel for the Company. In rendering such opinion Pietrantoni Mendez & Alvarez may rely as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and public officials. In addition, in rendering their opinion, Pietrantoni Mendez & Alvarez may state that their opinion is limited to the laws of the Commonwealth of Puerto Rico and the United States.

            (c) The Underwriter shall have received an opinion, dated the Closing Date, of Cahill Gordon & Reindel, counsel for the Underwriter, with respect to certain legal matters relating to this Agreement, and such other related matters as the Underwriter may require. In rendering such opinion, Cahill Gordon & Reindel shall have received and may rely upon such certificates and other documents and information as they may reasonably request to pass upon such matters. In addition, in rendering their opinion, Cahill Gordon & Reindel may state that their opinion is limited to matters of New York, Delaware corporate and United States law.

            (d) The Underwriter shall have received from Price Waterhouse a letter or letters dated, respectively, the date hereof and the Closing Date, covering such matters and in form and substance satisfactory to the Underwriter.

            (e) The representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date; the Company shall have performed all covenants and agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date; and subsequent to the date of the most recent financial statements in the Prospectus, there shall have been no material adverse change in the business, condition (financial or other), results of operations or prospects of the Company and its subsidiaries, taken as a whole, except as set forth in, or contemplated by, the Registration Statement and the Prospectus.

            (f) The sale of the Securities by the Company hereunder shall not be enjoined (temporarily or permanently) on the Closing Date.

            (g) Subsequent to the effective date of the Registration Statement, there shall not have occurred any material adverse change, or any event that could reasonably be expected to have a material adverse effect on the business, condition (financial or other), results of operations or prospects of the Company and its subsidiaries, taken as a whole.

            (h) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, except in each case as described in or as contemplated by the Prospectus, none of the Company or any of its subsidiaries shall have incurred any liabilities or obligations, direct or contingent (other than in the ordinary course of business) that are material to the Company and its subsidiaries, taken as a whole, or entered into any transactions not in the ordinary course of business that are material to the business, condition (financial or other), results of operations or prospects of the Company and its subsidiaries, taken as a whole, and, other than as contemplated by the Prospectus, there shall not have been any change in the capital stock or long-term indebtedness of the Company or its subsidiaries that is material to the business, condition (financial or other), results of operations or prospects of the Company and its subsidiaries, taken as a whole.

            (i) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, the conduct of the business and operations of the Company or any of its subsidiaries shall not have been interfered with by strike, fire, flood, hurricane, accident or other calamity (whether or not insured) or by any court or governmental action, order or decree, and, except as otherwise stated therein, the properties of the Company or any of its subsidiaries have not sustained any loss or damage (whether or not insured) as a result of any such occurrence, except any such interference, loss or damage which could not reasonably be expected to have a material adverse effect on the business, condition (financial or other), results of operations or prospects of the Company and its subsidiaries, taken as a whole.

            (j) The Underwriter shall have received a certificate, dated the Closing Date, signed on behalf of the Company by its Chairman of the Board of Directors or President and the Chief or Principal Financial Officer of the Company, to the effect that:

            (i) The representations and warranties of the Company in this Agreement are true and correct in all material respects as of the date hereof and as if made on and as of the Closing Date, and the Company has performed all covenants and agreements hereunder and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date;

           (ii) No stop order suspending the effectiveness of the Registration Statement or any amendment thereto or the qualification of the Indenture under the Trust Indenture Act has been issued, and no proceedings for those purposes have been instituted or, to the knowledge of the Company, threatened or are contemplated by the Commission;

          (iii) Subsequent to the effective date of the Registration Statement, there has not occurred any event or events that, individually or in the aggregate, could reasonably be expected to have a material adverse effect on the business, condition (financial or other), results of operations or prospects of the Company and its subsidiaries, taken as a whole;

           (iv) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, except in each case as described in or as contemplated by the Prospectus, none of the Company or any of its subsidiaries has incurred any liabilities or obligations, direct or contingent (other than in the ordinary course of business), that are material to the Company and its subsidiaries, taken as a whole, or entered into any transactions not in the ordinary course of business that are material to the business, condition (financial or other), results of operations or prospects of the Company and its subsidiaries, taken as a whole, and, other than as contemplated by the Prospectus, there shall not have been any change in the capital stock or long-term indebtedness of the Company or its subsidiaries that is material to the business, condition (financial or other), results of operations or prospects of the Company and its subsidiaries, taken as a whole;

            (v) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, the conduct of the business and operations of the Company or any of its subsidiaries has not been interfered with by strike, fire, flood, hurricane, accident or other calamity (whether or not insured) or by any court or governmental action, order or decree, and, except as otherwise stated therein, the properties of the Company or any of its subsidiaries have not sustained any loss or damage (whether or not insured) as a result of any such occurrence, except any such interference, loss or damage which could not reasonably be expected to have a material adverse effect on the business, condition (financial or other), results of operations or prospects of the Company and its subsidiaries, taken as a whole; and

           (vi) The sale of the Securities by the Company hereunder has not been enjoined (temporarily or permanently).

            On or before the Closing Date, the Underwriter and counsel for the Underwriter shall have received such further documents, opinions, certificates and schedules or instruments relating to the business, corporate, legal and financial affairs of the Company as they shall have heretofore reasonably requested from the Company.

            All such opinions, certificates, letters, schedules, documents or instruments delivered pursuant to this Agreement will comply with the provisions hereof only if they are reasonably satisfactory in all material respects to the Underwriter and counsel for the Underwriter. The Company shall furnish to the Underwriter such conformed copies of such opinions, certificates, letters, schedules, documents and instruments in such quantities as the Underwriter shall reasonably request.

            8. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless the Underwriter, and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or the controlling person may become subject under the Act, the Exchange Act or otherwise, insofar as any such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon:

            (i) any untrue statement or alleged untrue statement of any material fact contained in (A) the registration statement originally filed with respect to the Securities or any amendment thereto or any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto or (B) any application or other document, or any amendment or supplement thereto, executed by the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Securities under the securities or "Blue Sky" laws thereof or filed with the Commission or any securities association or securities exchange (each an "Application"); or

           (ii) the omission or alleged omission to state, in such registration statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application, a material fact required to be stated therein or necessary to make the statements therein not misleading, and will, subject to the provisions of subsection (c) hereof, reimburse, as incurred, the Underwriter and each such controlling person for any reasonable legal or other expenses incurred by the Underwriter or such controlling person in connection with investigating, defending against or appearing as a third-party witness in connection with any such loss, claim, damage, liability or action; provided, however, the Company will not be liable in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application in reliance upon and in conformity with written information furnished to the Company by the Underwriter specifically for use therein; and provided, further, that the Company will not be liable to the Underwriter or any person controlling the Underwriter with respect to any such untrue statement or omission made in any Preliminary Prospectus that is corrected in the Prospectus (or any amendment or supplement thereto) if the person asserting any such loss, claim, damage or liability purchased Securities from the Underwriter in reliance upon the Preliminary Prospectus but was not sent or given a copy of the Prospectus (as amended or supplemented) at or prior to the written confirmation of the sale of such Securities to such person in any case where such delivery of the Prospectus (as so amended or supplemented) is required by the Act, unless such failure to deliver the Prospectus (as amended or supplemented) was a result of noncompliance by the Company with Section 5(e)(ii) of this Agreement. This indemnity agreement will be in addition to any liability that the Company may otherwise have to the indemnified parties. The Company shall not be liable under this Section 8 for any settlement of any claim or action effected without its consent, which shall not be unreasonably withheld.

            (b) The Underwriter will indemnify and hold harmless the Company, its directors, its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities to which the Company or any such director, officer or controlling person may become subject under the Act, the Exchange Act, or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application or (ii) the omission or the alleged omission to state therein a material fact required to be stated in the Registration Statement or any amendment thereto, any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto, or any Application, or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by the Underwriter specifically for use therein; and, subject to the limitation set forth immediately preceding this clause, will reimburse, as incurred, any legal or other expenses incurred by the Company or any such director, officer or controlling person in connection with investigating or defending against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action in respect thereof. This indemnity agreement will be in addition to any liability that the Underwriter may otherwise have to the indemnified parties. The Underwriter shall not be liable under this Section 8 for any settlement of any claim or action effected without its consent, which shall not be unreasonably withheld.

            (c)  Promptly after receipt by an indemnified party under this
Section 8 of notice of the commencement of any action for which such indemnified party is entitled to indemnification under this Section 8, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party (i) will not relieve it from any liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraphs (a) and (b) above. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest,
(ii) the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have been advised by counsel that there may be one or more legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party, or (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action, then, in each such case, the indemnifying party shall not have the right to direct the defense of such action on behalf of such indemnified party or parties and such indemnified party or parties shall have the right to select separate counsel to defend such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by such indemnified party of counsel appointed to defend such action, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof, unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the immediately preceding sentence (it being understood, however, that in connection with such action the indemnifying party shall not be liable for the expenses of more than one separate counsel (in addition to local counsel) in any one action or separate but substantially similar actions in the same jurisdiction arising out of the same general allegations or circumstances, designated by the Underwriter in the case of paragraph (a) of this Section 8 or the Company in the case of paragraph (b) of this Section 8, representing the indemnified parties under such paragraph (a) or paragraph (b), as the case may be, who are parties to such action or actions) or (ii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party. After such notice from the indemnifying party to such indemnified party, the indemnifying party will not be liable for the costs and expenses of any settlement of such action effected by such indemnified party without the consent of the indemnifying party, unless such indemnified party waived in writing its rights under this Section 8, in which case the indemnified party may effect such a settlement without such consent.

            (d) In circumstances in which the indemnity agreement provided for in the preceding paragraphs of this Section 8 is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages or liabilities (or actions in respect thereof), each indemnifying party, in order to provide for just and equitable contribution, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect (i) the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the offering of the Securities or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, not only such relative benefits but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof). The relative benefits received by the Company on the one hand and the Underwriter on the other shall be deemed to be in the same proportion as the total proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriter. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand, or the Underwriter on the other, the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, and any other equitable considerations appropriate in the circumstances. The Company and the Underwriter agree that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the first sentence of this paragraph (d). Notwithstanding any other provision of this paragraph (d), the Underwriter shall not be obligated to make contributions hereunder that in the aggregate exceed the total underwriting discounts and commissions received by the Underwriter under this Agreement, less the aggregate amount of any damages that the Underwriter has otherwise been required to pay by reason of the untrue or alleged untrue statements or the omissions or alleged omissions to state a material fact, and no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (d), each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, shall have the same rights to contribution as the Company.

            9. Survival Clause. The respective representations, warranties, agreements, covenants, indemnities and other statements of the Company, its officers and the Underwriter set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement shall remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company, any of its officers or directors, the Underwriter or any controlling person referred to in Section 8 hereof and (ii) delivery of and payment for the Securities. The respective agreements, covenants, indemnities and other statements set forth in Sections 6 and 8 hereof shall remain in full force and effect, regardless of any termination or cancellation of this Agreement.

            10. Termination. (a) This Agreement may be terminated in the sole discretion of the Underwriter by notice to the Company given prior to the Closing Date in the event that the Company shall have failed, refused or been unable to perform all obligations and satisfy all conditions on its part to be performed or satisfied hereunder at or prior thereto or, if at or prior to the Closing Date:

            (i) the Company shall have sustained any loss or interference with respect to its businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, which loss or interference, in the reasonable judgment of the Underwriter, has had or has a material adverse effect on the business, condition (financial or other), results of operations or prospects of the Company and its subsidiaries, taken as a whole, or there shall have been, in the reasonable judgment of the Underwriter, any material adverse change, or any development involving a prospective material adverse change (including without limitation a change in management or control of the Company), in the business, condition (financial or other), results of operations or prospects of the Company and its subsidiaries, taken as a whole, except in each case as described in or contemplated by the Prospectus (exclusive of any amendment or supplement thereto);

           (ii) trading in securities generally on the New York or American Stock Exchange shall have been suspended or minimum or maximum prices shall have been established on any such exchange;

          (iii) a banking moratorium shall have been declared by New York, Puerto Rico or United States authorities; or

           (iv) there shall have been (A) an outbreak or escalation of hostilities between the United States and any foreign power, or (B) an outbreak or escalation of any other insurrection or armed conflict involving the United States or any other national or international calamity or emergency, or (C) any material change in the financial markets in the United States which, in the sole judgment of the Underwriter, makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities as contemplated by the Registration Statement, as amended as of the date hereof.

            (b) Termination of this Agreement pursuant to this Section 10 shall be without liability of any party to any other party except as provided in Section 9 hereof.

            11. Information Supplied by the Underwriter. The statements set forth in the third sentences of the second paragraph and the second sentence of the third paragraph under the heading "Underwriting" in the Prospectus (to the extent such statements relate to the Underwriter) constitute the only information furnished by the Underwriter to the Company for the purposes of Sections 2(b) and 8(b) hereof. The Underwriter confirms that such statements (to the extent such statements relate to the Underwriter) are correct.

            12. Notices. All communications hereunder shall be in writing and, if sent to the Underwriter, shall be mailed or delivered or telecopied and confirmed in writing to BT Securities Corporation, 130 Liberty Street, New York, New York 10006, Attention: Corporate Finance Department; if sent to the Company, shall be mailed or delivered or telecopied and confirmed in writing to the Company at First Financial Caribbean Corporation, 570 Lexington Avenue, New York, New York 10022, Attention: Chief Financial Officer.

            13. Successors. This Agreement shall inure to the benefit of and be binding upon the Underwriter, the Company and their respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained; this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person except that (i) the indemnities of the Company contained in Section 8 of this Agreement shall also be for the benefit of any person or persons who control the Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and (ii) the indemnities of the Underwriter contained in Section 8 of this Agreement shall also be for the benefit of the directors of the Company, its officers who have signed the Registration Statement and any person or persons who control the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act. No purchaser of Securities from the Underwriter will be deemed a successor because of such purchase.

            14. Applicable Law. The validity and interpretation of this agreement, and the terms and conditions set forth herein, shall be governed by and construed in accordance with the laws of the state of New York, without giving effect to any provisions relating to conflicts of law.

            15. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            If the foregoing correctly sets forth our understanding, please indicate your acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between the Company and the Underwriter.

                                    Very truly yours,

                                    FIRST FINANCIAL CARIBBEAN
                                      CORPORATION


                                    By:
                                       ---------------------------------
                                       Name:
                                       Title:


The foregoing Agreement is hereby
confirmed and accepted as of the
date first above written.

BT SECURITIES CORPORATION



By:
   ------------------------------
   Name:
   Title: